Morgan Stanley California Quality Municipal Securities
LETTER TO THE SHAREHOLDERS - APRIL 30, 2002

Dear Shareholder:

During the six-month period ended April 30, 2002, the U.S. economy began to recover from recession and the aftermath of September 11. Consumer spending and rebuilding of business inventories led an economic rebound in the first quarter of 2002. Regardless of April's six percent unemployment rate, the relatively mild recession, which began in March 2001, is widely regarded as having ended.

The economic turnaround was fueled by monetary and fiscal policies, which sought to stimulate growth. The Federal Reserve Board's aggressive monetary policy cut the benchmark federal funds rate by 475 basis points in 2001 to its current level of 1.75 percent. Congress provided fiscal stimulus by passing reductions in personal tax rates as well as a number of spending initiatives after the September attacks.

The Fed's actions and the Treasury Department's cessation of the 30-year bond auction led to a bond-market rally that dropped long-term interest rates to 40-year lows at the end of October. Within the fixed-income market, yields on short maturities declined the most and the yield curve steepened. In November and December, as the economy improved, the bond market reversed course and yields increased. Demand for fixed-income investments revived in 2002, because of stock-market volatility and Federal Reserve Chairman Alan Greenspan's comments that the Fed would take a go-slow approach to tightening monetary policy.

Municipal Market Conditions

The yield on the 30-year insured municipal bond index, which reached a low of
5.04 percent in October 2001, increased to 5.45 percent in March. As the Fed's outlook shifted to neutral, the index yield declined to 5.30 percent in April. Throughout the period, the slope of the municipal yield curve remained positive. The yield pick up for extending maturities from one to 30 years was 335 basis points versus 240 basis points last April.

The ratio of municipal yields as a percentage of U.S. Treasury yields is used as a gauge of the relative value of municipals. A declining yield ratio indicates stronger relative performance by municipals. The ratio of 30-year municipal bond yields to 30-year Treasuries jumped to 104 percent in October 2001. By the end of April the ratio had returned to 94 percent. In the 10-year-maturity range, the ratio declined from 95 percent in October to 85 percent in April.

New-issue volume increased 43 percent, to $286 billion, during 2001. State and local government infrastructure and cash flow needs have contributed to the surge in underwriting activity.

Morgan Stanley California Quality Municipal Securities
LETTER TO THE SHAREHOLDERS - APRIL 30, 2002 continued

Refunding issues, the most interest-rate-sensitive category of underwriting, represented almost one-quarter of the total. California, Florida, New York and Texas, the four states with the heaviest issuance, accounted for 33 percent of national volume. New-issue volume for the first four months of 2002 reached $87 billion.

                         30-YEAR BOND YIELDS 1997-2002

                     [30-YEAR BOND YIELDS BAR/LINE GRAPH]

     30-Year Insured   30-Year U.S.       Insured Municipal Yields/U.S.
     Municipal Yields  Treasury Yields        Treasury Yields (Ratio)


1997        5.60%          6.63%                       84.46%
            5.70           6.79                        83.95
            5.65           6.80                        83.09
            5.90           7.10                        83.10
            5.75           6.94                        82.85
            5.65           6.91                        81.77
            5.60           6.78                        82.60
            5.25           6.29                        83.47
            5.48           6.61                        82.90
            5.40           6.40                        84.38
            5.35           6.15                        86.99
            5.30           6.05                        87.60
            5.15           5.92                        86.99
            5.15           5.80                        88.79
            5.20           5.92                        87.84
            5.25           5.93                        88.53
            5.35           5.95                        89.92
            5.20           5.80                        89.66
1998        5.20           5.65                        92.04
            5.18           5.71                        90.72
            5.03           5.27                        95.45
            4.95           5.00                        99.00
            5.05           5.16                        97.87
            5.00           5.06                        98.81
            5.05           5.10                        99.02
            5.00           5.09                        98.23
            5.10           5.58                        91.40
            5.15           5.63                        91.47
            5.20           5.66                        91.87
            5.30           5.83                        90.91
1999        5.47           5.96                        91.78
            5.55           6.10                        90.98
            5.75           6.06                        94.88
            5.85           6.05                        96.69
            6.03           6.16                        97.89
            6.00           6.29                        95.39
            5.97           6.48                        92.13
            6.18           6.49                        95.22
            6.04           6.14                        98.37
            5.82           5.83                        99.83
            5.91           5.96                        99.16
            5.91           6.01                        98.34
2000        5.84           5.90                        98.98
            5.73           5.78                        99.13
            5.62           5.67                        99.12
            5.74           5.89                        97.45
            5.65           5.79                        97.58
            5.55           5.61                        98.93
            5.27           5.46                        96.52
            5.30           5.50                        96.36
            5.27           5.31                        99.25
            5.26           5.44                        96.69
            5.45           5.79                        94.13
            5.40           5.75                        93.91
2001        5.35           5.76                        92.88
            5.16           5.52                        93.48
            5.07           5.37                        94.41
            5.20           5.42                        95.94
            5.04           4.87                       103.49
            5.17           5.29                        97.73
            5.36           5.47                        97.99
            5.22           5.43                        96.13
            5.14           5.42                        94.83
            5.43           5.80                        93.62
            5.30           5.59                        94.81

Source: Municipal Market Data - A Division of Thomson Financial Municipal Group and Bloomberg L.P.

Performance

During the six-month period ended April 30, 2002, the net asset value (NAV) of Morgan Stanley California Quality Municipal Securities (IQC) decreased from $14.86 to $14.49 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.39 per share, the Trust's total NAV return was
0.33 percent. IQC's value on the New York Stock Exchange (NYSE) decreased from $13.50 to $13.42 per share during this period. Based on this change plus reinvestment of tax-free dividends, IQC's total market return was 2.28 percent. As of April 30, 2002, IQC's share price was at a 7.38 percent discount to its NAV.

Morgan Stanley California Quality Municipal Securities
LETTER TO THE SHAREHOLDERS - APRIL 30, 2002 continued

Monthly dividends for the second quarter of 2002, declared in March, were unchanged at $0.0650 per share. The Trust's level of undistributed net investment income was $0.164 per share on April 30, 2002, versus $0.147 per share six months earlier. Current earnings continued to benefit from lower short-term borrowing costs of Auction Rate Preferred Shares (ARPS).

Portfolio Structure

The Trust's total net assets of $201.6 million were diversified among 12 long-term sectors and 45 credits. At the end of April, the portfolio's average maturity was 21 years. Average duration, a measure of sensitivity to interest-rate changes, was 8.3 years. The accompanying charts provide current information on the portfolio's credit quality, maturity distribution and sector concentration. Optional redemption provisions by year of the call and respective cost (book) yields are also charted.

The Impact of Leveraging

As discussed in previous shareholder reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares. ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During the six-month period, ARPS leverage contributed approximately $0.07 per share to common share earnings. IQC has three ARPS series totaling $55 million and representing 27 percent of total net assets. The yield on IQC's Weekly ARPS series ranged between 0.85 percent and 1.85 percent. The yield on the series with an annual auction maturing in September 2002 was 2.5 percent.

Looking Ahead

The Federal Reserve Board's cautious approach toward tightening has helped stabilize the fixed-income markets. However, we believe that the economic recovery will eventually lead the Fed to

Morgan Stanley California Quality Municipal Securities
LETTER TO THE SHAREHOLDERS - APRIL 30, 2002 continued

raise short-term interest rates. Despite market uncertainty, we believe that the relationship between high-grade tax-exempt securities and Treasuries continues to favor municipal bonds as an attractive choice for tax-conscious investors.

The Trust's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the six-month period ended April 30, 2002 the Trust purchased and retired 180,800 shares of common stock at a weighted average market discount of 6.80 percent.

We would like to take this opportunity to notify shareholders that in January 2002, Joseph R. Arcieri and John Reynoldson joined James F. Willison as portfolio managers for the Trust.

We appreciate your ongoing support of Morgan Stanley California Quality Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN

Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President

Morgan Stanley California Quality Municipal Securities
LETTER TO THE SHAREHOLDERS - APRIL 30, 2002 continued

[LARGEST SECTORS BAR GRAPH]

LARGEST SECTORS AS OF APRIL 30, 2002
(% OF LONG-TERM PORTFOLIO)

WATER & SEWER                                                             26%
TRANSPORTATION                                                            14%
HOSPITAL                                                                   9%
EDUCATION                                                                  9%
ELECTRIC                                                                   7%
TAX ALLOCATION                                                             7%
PUBLIC FACILITIES                                                          7%
REFUNDED                                                                   6%
GENERAL OBLIGATION                                                         5%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

[CREDIT RATINGS PIE CHART]

CREDIT RATINGS AS OF APRIL 30, 2002
(% OF LONG-TERM PORTFOLIO)

Aaa or AAA                                                                48%
Aa or AA                                                                  24%
A or A                                                                    14%
Baa or BBB                                                                12%
Ba or BB                                                                   2%

AS MEASURED BY MOODY'S INVESTORS SERVICE, INC. OR STANDARD & POOR'S CORP.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

[DISTRIBUTION BY MATURITY BAR GRAPH]

                            DISTRIBUTION BY MATURITY
                           (% OF LONG-TERM PORTFOLIO)

5-10 YEARS                                                                2.6%
10-15 YEARS                                                              20.2%
15-20 YEARS                                                              18.4%
20-30 YEARS                                                              51.8%
30+ YEARS                                                                 7.0%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley California Quality Municipal Securities
LETTER TO THE SHAREHOLDERS - APRIL 30, 2002 continued

[CALL AND COST (BOOK) YIELDS STRUCTURE BAR GRAPH]

                      CALL AND COST (BOOK) YIELD STRUCTURE
                         (BASED ON LONG-TERM PORTFOLIO)
                                 APRIL 30, 2002


                                                            WEIGHTED AVERAGE
                               PERCENT CALLABLE         CALL PROTECTION: 5 YEARS

YEARS BONDS
CALLABLE
--------
2002                                        0%
2003                                       42%
2004                                       14%
2005                                        0%
2006                                        1%
2007                                        3%
2008                                        2%
2009                                        1%
2010                                        3%
2011                                       21%
2012+                                      13%

                                                            WEIGHTED AVERAGE
                               COST (BOOK) YIELD*           BOOK YIELD: 5.5%

2002
2003                               5.6%
2004                               5.5%
2005
2006                               5.7%
2007                               5.4%
2008                               5.2%
2009                               5.2%
2010                               5.9%
2011                               5.3%
2012+                              5.4%

* COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE THE TRUST'S OPERATING EXPENSES. FOR EXAMPLE, THE TRUST IS EARNING A BOOK YIELD OF 5.6% ON 42% OF THE LONG-TERM PORTFOLIO THAT IS CALLABLE IN 2003.

  PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley California Quality Municipal Securities
PORTFOLIO OF INVESTMENTS - APRIL 30, 2002 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE          VALUE
----------------------------------------------------------------------------------------------------------
            California Tax-Exempt Municipal Bonds (135.4%)
            General Obligation (7.4%)
            California,
$  5,000      Dtd 04/01/02............................................  6.00 %   04/01/19    $  5,578,300
   1,375      Dtd 04/01/93............................................  5.90     04/01/23       1,407,409
   4,000    Los Angeles Community College District, 2001 Ser A
              (MBIA)..................................................  5.00     06/01/26       3,912,160
--------                                                                                     ------------
  10,375                                                                                       10,897,869
--------                                                                                     ------------
            Educational Facilities Revenue (11.6%)
   1,240    ABAG Finance Authority for Nonprofit Corporations,
              California School of Mechanical Art - Lick-Wilmeading
              High School Ser 2002....................................  5.25     10/01/26       1,205,044
            California Educational Facilities Authority,
   5,000      Carnegie Institute of Washington 1993 Ser A.............  5.60     10/01/23       5,093,950
   2,500      Pepperdine University 1993 Ser A (MBIA).................  5.50     06/01/19       2,545,950
            University of California,
   5,000      UCLA Central Chiller/Cogeneration Refg Ser 1993 COPs....  5.50     11/01/14       5,140,800
   3,000      UCLA Central Chiller/Cogeneration Refg Ser 1993 COPs....  5.60     11/01/20       3,046,200
--------                                                                                     ------------
  16,740                                                                                       17,031,944
--------                                                                                     ------------
            Electric Revenue (10.1%)
            Los Angeles Department of Water & Power,
   3,410      Issue of 1993 (Secondary Ambac).........................  5.375    09/01/23       3,438,167
   2,000      2001 Ser................................................  5.00     07/01/24       1,955,300
   4,500    Modesto Irrigation District, Ser 2001A COPs (FSA).........  5.00     07/01/31       4,352,220
   5,000    Northern California Transmission Agency, California,
              Oregon Transmission Refg Ser 1993 A (MBIA)..............  5.25     05/01/20       5,033,050
--------                                                                                     ------------
  14,910                                                                                       14,778,737
--------                                                                                     ------------
            Hospital Revenue (12.1%)
            California Health Facilities Financing Authority,
   3,000      Cedars-Sinai Medical Center Ser 1997 A (MBIA)...........  5.25     08/01/27       3,001,170
   5,000      Kaiser Permanente Ser 1985..............................  5.55     08/15/25       4,987,850
   5,000    California Infrastructure & Economic Development Bank,
              Kaiser Hospital Ser 2001 A..............................  5.55     08/01/31       4,950,950
   2,000    California Statewide Communities Development Authority,
              Children's Hospital of Los Angeles Ser 1993 COPs
              (MBIA)..................................................  6.00     06/01/13       2,308,700
   2,500    Central California Joint Powers Health Financing
              Authority, Community Hospitals of Central California Ser
              2000 COPs...............................................  6.00     02/01/30       2,532,875
--------                                                                                     ------------
  17,500                                                                                       17,781,545
--------                                                                                     ------------

                       See Notes to Financial Statements

Morgan Stanley California Quality Municipal Securities
PORTFOLIO OF INVESTMENTS - APRIL 30, 2002 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE          VALUE
----------------------------------------------------------------------------------------------------------
            Industrial Development/Pollution Control Revenue (5.0%)
            California Pollution Control Financing Authority,
$  5,000      Pacific Gas & Electric Co 1993 Ser B (AMT)..............  5.85 %   12/01/23    $  4,728,250
   2,500      San Diego Gas & Electric Co 1996 Ser A..................  5.90     06/01/14       2,619,950
--------                                                                                     ------------
   7,500                                                                                        7,348,200
--------                                                                                     ------------
            Mortgage Revenue - Single Family (6.0%)
   8,305    California Housing Finance Agency, Home 1993 Ser B........  5.65     08/01/14       8,578,650
--------                                                                                     ------------
            Public Facilities Revenue (9.6%)
   4,000    Irvine Unified School District - Community Facilities
              District #86-1, Special Tax Ser 1998 (Ambac)............  5.00     11/01/19       4,027,520
   5,000    Los Angeles County Public Works Financing Authority,
              Proj IV (MBIA)..........................................  5.25     12/01/16       5,107,750
   3,000    Puerto Rico Public Buildings Authority, 2002 Ser D
              (Ambac)+................................................  0.00     07/01/30       1,793,910
   3,000    Redding Joint Powers Financing Authority, 1993 Ser A......  5.50     01/01/13       3,078,810
--------                                                                                     ------------
  15,000                                                                                       14,007,990
--------                                                                                     ------------
            Recreational Facilities Revenue (1.4%)
   2,000    California State University, Fresno Event Center Senior
              Ser 2002................................................  6.00     07/01/22       2,006,660
--------                                                                                     ------------
            Tax Allocation Revenue (9.4%)
   6,870    Garden Grove Community Development Agency, Refg Issue of
              1993....................................................  5.875    10/01/23       6,923,655
   7,000    Rosemead Redevelopment Agency, Project #1 Ser 1993 A......  5.60     10/01/33       6,903,890
--------                                                                                     ------------
  13,870                                                                                       13,827,545
--------                                                                                     ------------
            Transportation Facilities Revenue (19.3%)
  10,000    Foothill/Eastern Transportation Corridor Agency, Ser
              1999....................................................  0.00     01/15/27       6,316,800
   5,000    Long Beach, Harbor Ser 1993 (AMT).........................  5.00     05/15/10       5,130,250
   5,000    Los Angeles County Metropolitan Transportation Authority,
              Sales Tax Refg Ser 1993 A (MBIA)........................  5.625    07/01/18       5,134,350
            Los Angeles,
   2,000      Harbor Department 1996 Ser B (AMT) (MBIA)...............  5.375    11/01/19       2,028,120
   5,000      Harbor Department 2001 A (Ambac)........................  5.00     08/01/25       4,905,250
   5,000    San Jose, Airport Ser 2001 A (FGIC).......................  5.00     03/01/31       4,829,400
--------                                                                                     ------------
  32,000                                                                                       28,344,170
--------                                                                                     ------------

                       See Notes to Financial Statements

Morgan Stanley California Quality Municipal Securities
PORTFOLIO OF INVESTMENTS - APRIL 30, 2002 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE          VALUE
----------------------------------------------------------------------------------------------------------
            Water & Sewer Revenue (35.8%)
$  8,000    California Department of Water Resources, Central Valley
              Ser L...................................................  5.50 %   12/01/23    $  8,089,759
   3,000    East Bay Municipal Utility District, Water, Ser 2001
              (MBIA)..................................................  5.00     06/01/26       2,934,120
   5,000    Eastern Municipal Water District, Ser 1993 A COPs
              (FGIC)..................................................  5.25     07/01/23       5,016,950
   5,000    Los Angeles County Sanitation Districts Financing
              Authority, 1993 Ser A...................................  5.25     10/01/19       5,035,500
   4,000    Los Angeles Department of Water & Power, Water 2001 Ser
              A.......................................................  5.125    07/01/41       3,877,600
   3,000    Marin County Municipal Water District, Ser 1993...........  5.65     07/01/23       3,056,610
   3,000    Metropolitan Waterworks District of Southern California,
              1996 Ser C..............................................  5.25     07/01/15       3,128,220
   1,750    Rancho Water District Financing Authority, Refg Ser 1994
              (Ambac).................................................  5.00     08/15/14       1,789,165
            Riverside,
   2,000      Water Ser 2001 (FGIC)...................................  5.00     10/01/26       1,955,780
   2,000      Water Ser 2001 (FGIC)...................................  5.00     10/01/31       1,937,060
   4,000    Sacramento County Sanitation Districts Financing
              Authority, Refg Ser 2001 (Ambac)........................  5.00     12/01/27       3,899,480
   3,000    Sacramento Financing Authority, Water & Capital
              Improvement 2001 Ser A (Ambac)..........................  5.00     12/01/26       2,933,430
   4,000    San Diego Public Facilities Authority, Sewer Ser 1993 A...  5.25     05/15/20       4,022,200
   5,000    San Francisco Public Utility Commission, Water 92 Refg Ser
              A 2001 (FSA)............................................  5.00     11/01/31       4,842,650
--------                                                                                     ------------
  52,750                                                                                       52,518,524
--------                                                                                     ------------
            Refunded (7.7%)
   4,000    Anaheim, Anaheim Memorial Hospital Association COPs
              (Ambac) (ETM)...........................................  5.00     05/15/13       4,125,240
   4,000    Sacramento County Sanitation Districts Financing
              Authority, Ser 1993 (ETM)...............................  5.00     12/01/16       4,108,440
   3,000    Puerto Rico Infrastructure Financing Authority, 2000 Ser A
              (ETM)...................................................  5.50     10/01/32       3,116,700
--------                                                                                     ------------
  11,000                                                                                       11,350,380
--------                                                                                     ------------
 201,950    Total California Tax-Exempt Municipal Bonds (Cost $195,281,484)...............    198,472,214
--------                                                                                     ------------
            California Tax-Exempt Short-Term Municipal Obligation (0.1%)
     200    California Statewide Communities Development Authority,
              Citrus Valley (MBIA) (Demand 05/01/02) (Cost
              $200,000)...............................................  1.50*    04/01/28         200,000
--------                                                                                     ------------
$202,150    Total Investments (Cost $195,481,484) (a)...................            135.5%    198,672,214
========
            Other Assets in Excess of Liabilities.......................              2.0       2,961,023
            Preferred Shares of Beneficial Interest.....................            (37.5)    (55,000,000)
                                                                                    -----    ------------
            Net Assets Applicable to Common Shareholders................            100.0%   $146,633,237
                                                                                    =====    ============

                       See Notes to Financial Statements

Morgan Stanley California Quality Municipal Securities
PORTFOLIO OF INVESTMENTS - APRIL 30, 2002 (UNAUDITED) continued

---------------------


Note: The categories of investments are shown as a percentage of net assets applicable to common shareholders.

   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
   ETM      Escrowed to maturity.
    +       Currently a zero coupon security; will convert to 5.45% on
            July 1, 2012.
    *       Current coupon of variable rate demand obligation.
   (a)      The aggregate cost for federal income tax purposes
            approximates the aggregate cost for book purposes. The
            aggregate gross unrealized appreciation is $4,110,129 and
            the aggregate gross unrealized depreciation is $919,399,
            resulting in net unrealized appreciation of $3,190,730.
Bond Insurance:
--------------
  Ambac     Ambac Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       See Notes to Financial Statements

Morgan Stanley California Quality Municipal Securities
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2002 (unaudited)

Assets:
Investments in securities, at value
  (cost $195,481,484).......................................  $198,672,214
Cash........................................................        25,631
Interest receivable.........................................     3,114,827
Prepaid expenses............................................        85,859
                                                              ------------
    Total Assets............................................   201,898,531
                                                              ------------
Liabilities:
Payable for:
    Investment management fee...............................        75,124
    Dividends to preferred shareholders.....................        61,644
    Common shares of beneficial interest repurchased........        24,171
Accrued expenses............................................       104,355
                                                              ------------
    Total Liabilities.......................................       265,294
                                                              ------------
Preferred shares of beneficial interest (1,000,000 shares
  authorized of non-participating $.01 par value, 1,100
  shares outstanding).......................................    55,000,000
                                                              ------------
    Net Assets Applicable to Common Shareholders............  $146,633,237
                                                              ============
Composition of Net Assets Applicable to Common Shareholders:
Common shares of beneficial interest (unlimited shares
  authorized of $.01 par value, 10,119,613 shares
  outstanding)..............................................  $146,269,328
Net unrealized appreciation.................................     3,190,730
Accumulated undistributed net investment income.............     1,728,962
Accumulated net realized loss...............................    (4,555,783)
                                                              ------------
    Net Assets Applicable to Common Shareholders............  $146,633,237
                                                              ============
Net Asset Value Per Common Share
($146,633,237 divided by 10,119,613 common shares
outstanding)................................................        $14.49
                                                                    ======

                       See Notes to Financial Statements

Morgan Stanley California Quality Municipal Securities
FINANCIAL STATEMENTS continued

Statement of Operations
For the six months ended April 30, 2002 (unaudited)

Net Investment Income:

Interest Income.............................................  $ 5,284,613
                                                              -----------
Expenses
Investment management fee...................................      354,219
Auction commission fees.....................................       68,246
Professional fees...........................................       38,523
Transfer agent fees and expenses............................       21,811
Registration fees...........................................       15,989
Auction agent fees..........................................       13,532
Shareholder reports and notices.............................       11,354
Trustees' fees and expenses.................................        7,570
Custodian fees..............................................        6,072
Other.......................................................       10,912
                                                              -----------
    Total Expenses..........................................      548,228
Less: expense offset........................................       (6,059)
                                                              -----------
    Net Expenses............................................      542,169
                                                              -----------
    Net Investment Income...................................    4,742,444
                                                              -----------
Net Realized and Unrealized Gain (Loss):
Net realized gain...........................................      771,570
Net change in unrealized appreciation.......................   (5,025,215)
                                                              -----------
    Net Loss................................................   (4,253,645)
                                                              -----------
Dividends to preferred shareholders from net investment
  income....................................................     (534,755)
                                                              -----------
Net Decrease................................................  $   (45,956)
                                                              ===========

                       See Notes to Financial Statements

Morgan Stanley California Quality Municipal Securities
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                              FOR THE SIX
                                                              MONTHS ENDED    FOR THE YEAR
                                                               APRIL 30,         ENDED
                                                                  2002       OCTOBER 31, 2001
                                                              ------------   ----------------
                                                              (unaudited)

Increase (Decrease) in Net Assets:

Operations:
Net investment income.......................................  $ 4,742,444      $  9,645,591
Net realized gain...........................................      771,570         2,168,309
Net change in unrealized appreciation.......................   (5,025,215)        6,126,330
Dividends to preferred shareholders from net investment
  income....................................................     (534,755)       (1,670,502)
                                                              ------------     ------------
    Net Increase (Decrease).................................      (45,956)       16,269,728

Dividends to common shareholders from net investment
  income....................................................   (3,989,321)       (7,224,218)
Decrease from transactions in common shares of beneficial
  interest..................................................   (2,442,287)       (4,031,454)
                                                              ------------     ------------
    Net Increase (Decrease).................................   (6,477,564)        5,014,056
Net Assets Applicable to Common Shareholders
Beginning of period.........................................  153,110,801       148,096,745
                                                              ------------     ------------
End of Period
(Including accumulated undistributed net investment income
of $1,728,962 and $1,447,549, respectively).................  $146,633,237     $153,110,801
                                                              ============     ============

                       See Notes to Financial Statements

Morgan Stanley California Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2002 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley California Quality Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from both federal and California income taxes. The Trust was organized as a Massachusetts business trust on March 3, 1993 and commenced operations on September 29, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Status -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

Morgan Stanley California Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2002 (UNAUDITED) continued

D. Dividends and Distributions to Shareholders -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. Investment Management Agreement

Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly total net assets.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2002 aggregated $23,021,480 and $23,282,053, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager, is the Trust's transfer agent. At April 30, 2002, the Fund had transfer agent fees and expenses payable of approximately $12,100.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended April 30, 2002 included in Trustees' fees and expenses in the Statement of Operations amounted to $3,334. At April 30, 2002, the Trust had an accrued pension liability of $44,353 which is included in accrued expenses in the Statement of Assets and Liabilities.

Morgan Stanley California Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2002 (UNAUDITED) continued

4. Preferred Shares of Beneficial Interest

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 3 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                  AMOUNT IN             RESET         RANGE OF
SERIES  SHARES*   THOUSANDS*   RATE*     DATE     DIVIDEND RATES**
------  -------   ----------   -----   --------   ----------------
  1       260      $13,000     1.35%   05/07/02   0.95% - 1.831%
  2       240       12,000     1.60    05/02/02     0.85 - 1.85
  3       600       30,000     2.50    09/10/02        2.50

---------------------
    * As of April 30, 2002.
   ** For the six months ended April 30, 2002.

Subsequent to April 30, 2002 and up through June 7, 2002, the Trust paid dividends to each of the Series 1 through 3 at rates ranging from 1.30% to 2.50% in the aggregate amount of $105,815.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

Morgan Stanley California Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2002 (UNAUDITED) continued

5. Federal Income Tax Status

At October 31, 2001, the Trust had a net capital loss carryover of approximately $5,327,000 which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 of the following years:

         AMOUNT IN THOUSANDS
-------------------------------------
 2002    2003    2004    2005    2008
------  ------   ----   ------   ----
$2,834  $1,012   $113   $1,188   $180
======  ======   ====   ======   ====

6. Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

                                                                                        CAPITAL
                                                                                        PAID IN
                                                                             PAR       EXCESS OF
                                                                SHARES      VALUE      PAR VALUE
                                                              ----------   --------   ------------
Balance, October 31, 2000...................................  10,610,913   $106,109   $152,636,960
Treasury shares purchased and retired (weighted average
  discount 9.59%)*..........................................    (310,500)    (3,105)    (4,028,349)
                                                              ----------   --------   ------------
Balance, October 31, 2001...................................  10,300,413    103,004    148,608,611
Treasury shares purchased and retired (weighted average
  discount 6.80%)*..........................................    (180,800)    (1,808)    (2,440,479)
                                                              ----------   --------   ------------
Balance, April 30, 2002.....................................  10,119,613   $101,196   $146,168,132
                                                              ==========   ========   ============

---------------------
   * The Trustees have voted to retire the shares purchased.

7. Dividends to Common Shareholders

On March 26, 2002, the Trust declared the following dividends from net investment income:

 AMOUNT       RECORD        PAYABLE
PER SHARE      DATE          DATE
---------  ------------  -------------
 $0.065    May 3, 2002      May 17, 2002

 $0.065    June 7, 2002     June 21, 2002

8. Expense Offset

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.

Morgan Stanley California Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2002 (UNAUDITED) continued

9. Risks Relating to Certain Financial Instruments

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At April 30, 2002, the Trust did not hold positions in residual interest bonds.

10. Change in Accounting Policy

Effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on the net assets of the Trust, but resulted in a $63,045 increase in the cost of securities and a corresponding increase in undistributed net investment income based on securities held as October 31, 2001.

The effect of this change for the six months ended April 30, 2002 was to increase net investment income by $5,403; decrease unrealized appreciation by $5,235; and decrease net realized gain by $168. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change.

11. Change in Financial Statement Classification for Preferred Shares

In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities", effective for the current reporting period, the Trust has reclassified its Preferred Shares out of the composition of net assets section on the Statement of Assets and Liabilities. In addition, dividends to preferred shareholders are now classified as a component of operations on the Statement of Operations, the Statement of Changes in Net Assets and the Financial Highlights. Additionally, the categories of investments on the Portfolio of Investments are shown as a percentage of net assets applicable to common shareholders. Prior year amounts have been reclassified to conform to this period's presentation. This change has no impact on the net assets applicable to common shareholders of the Trust.

Morgan Stanley California Quality Municipal Securities
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                    FOR THE SIX                   FOR THE YEAR ENDED OCTOBER 31
                                                    MONTHS ENDED       ----------------------------------------------------
                                                   APRIL 30, 2002        2001       2000       1999       1998       1997
                                                   --------------      --------   --------   --------   --------   --------
                                                    (unaudited)

Selected Per Share Data:

Net asset value beginning of period..............       $14.86           $13.96    $ 12.89    $ 14.67    $ 13.90    $ 13.08
                                                        ------           ------    -------    -------    -------    -------
Income (loss) from investment operations:
    Net investment income*.......................         0.46             0.92       0.91       0.90       0.91       0.91
    Net realized and unrealized gain (loss)......        (0.41)            0.79       1.09      (1.77)      0.74       0.74
    Common share equivalent of dividends paid to
     preferred shareholders......................        (0.05)           (0.16)     (0.19)     (0.17)     (0.17)     (0.17)
                                                        ------           ------    -------    -------    -------    -------
Total income (loss) from investment operations...         0.00             1.55       1.81      (1.04)      1.48       1.48
                                                        ------           ------    -------    -------    -------    -------
Less dividends from net investment income........        (0.39)           (0.69)     (0.77)     (0.75)     (0.72)     (0.69)
                                                        ------           ------    -------    -------    -------    -------
Anti-dilutive effect of acquiring treasury
 shares*.........................................         0.02             0.04       0.03       0.01       0.01       0.03
                                                        ------           ------    -------    -------    -------    -------
Net asset value, end of period...................       $14.49           $14.86    $ 13.96    $ 12.89    $ 14.67    $ 13.90
                                                        ======           ======    =======    =======    =======    =======
Market value, end of period......................       $13.42           $13.50    $12.063    $12.188    $14.188    $12.688
                                                        ======           ======    =======    =======    =======    =======
Total Return+....................................         2.28%(1)        18.01%      5.32%     (9.28)%    18.01%     19.60%

Ratios to Average Net Assets of Common
Shareholders:
Total expenses (before expense offset)...........         0.74%(2)(3)      0.74%(3)   0.78%(3)   0.76%(3)   0.74%(3)   0.76%
Net investment income before preferred stock
 dividends.......................................         6.42%(2)(4)      6.41%      6.84%      6.35%      6.32%      6.82%
Preferred stock dividends........................         0.72%(2)         1.11%      1.47%      1.19%      1.21%      1.26%
Net investment income available to common
 shareholders....................................         5.70%(2)(4)      5.30%      5.37%      5.16%      5.11%      5.56%

Supplemental Data:
Net assets applicable to common shareholders, end
 of period, in thousands.........................     $146,633         $153,111   $148,097   $141,461   $161,951   $154,990
Asset coverage on preferred shares at end of
 period..........................................          366%             378%       369%       357%       394%       382%
Portfolio turnover rate..........................           12%(1)           24%         5%         3%         4%         6%

---------------------

     *   The per share amounts were computed using an average number of common shares outstanding during the period.
     +   Total return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
    (1)  Not annualized.
    (2)  Annualized.
    (3)  Does not reflect the effect of expense offset of 0.01%.
    (4)  Effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment
         Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the six months ended April 30, 2002 was to increase the ratio of net investment income to average net assets by 0.01%. The Financial
         Highlights data presented in this table for prior periods has not been restated to reflect this change.

                       See Notes to Financial Statements

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President


Joseph R. Arcieri
Vice President

John Reynoldson
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Trust without examination by the independent auditors and accordingly they do not express an opinion thereon.

38581

MORGAN STANLEY
CALIFORNIA QUALITY MUNICIPAL SECURITIES

Semiannual Report
April 30, 2002